UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 28, 2007
                              (February 27, 2007)

                              BARNES & NOBLE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-12302                                           06-1196501
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(Commission File Number)                       (IRS Employer Identification No.)


        122 Fifth Avenue, New York, NY                        10011
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  (Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 633-3300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On February 27, 2007, Barnes & Noble, Inc. announced that its Board of Directors had authorized a quarterly cash dividend of $0.15 per share for stockholders of record at the close of business on March 9, 2007, payable on March 30, 2007.


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


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     BARNES & NOBLE, INC.
                                                     (Registrant)


                                                     By: /s/ Joseph J. Lombardi
                                                         -----------------------
                                                         Joseph J. Lombardi
                                                         Chief Financial Officer


Date: February 28, 2007


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